April 20, 2004

DREYFUS PREMIER ENTERPRISE FUND
(A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Prospectus
dated February 1, 2004

The following information supersedes and replaces the information in the fourth paragraph contained in the section of the Fund’s Prospectus entitled
“Goal/Approach”:

As of the close of business on or about April 30, 2004, the fund will close to new investors. The fund currently intends to close to existing shareholders after the fund reaches total assets of approximately $300 million, at which time such existing shareholders will not be able to add to their accounts (other than reinvesting dividend and capital gain distributions).
The fund reserves the right to reopen to investors at any time.

The following information supersedes and replaces the information in the sixth paragraph contained in the section of the Fund’s Prospectus entitled
“Management”:

The fund’s primary portfolio managers are Robert T. Ammann, C.F.A. and James
Padgett, C.F.A. Mr. Ammann has been a primary portfolio manager of the fund since its inception and has been employed by Founders since 1993. He is a vice president of investments and a senior portfolio manager at Founders. Mr. Padgett has been a primary portfolio manager of the fund since April 2004 and has been employed by Founders since
2002. He is a senior portfolio manager at Founders. Prior to joining Founders, Mr.
Padgett was an equity analyst for Berger Financial LLC from 2000 to 2002, and a portfolio manager at Colorado Public Employees’ Retirement Association from 1997 to
2000. Mr. Ammann has informed management that he intends to resign from Founders on or about May 14, 2004, at which time he will no longer serve as a portfolio manager of the fund.

WP: edgar inserts – Kastwood- DPOFPros-Sticker